UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2023

CRESTWOOD MIDSTREAM PARTNERS LP

(Pachyderm Merger Sub LLC as successor by merger to Crestwood Equity Partners LP)

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35377	20-1647837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, TX 75225

(Address of Principal Executive Offices) (Zip Code)

(214) 981-0700

(Registrant’s Telephone Number, including Area Code)

811 Main Street, Suite 3400

Houston, Texas 77002

(832) 519-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
NONE	NONE	NONE

Introductory Note

On November 3, 2023, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 16, 2023, by and among Energy Transfer LP, a Delaware limited partnership (“Energy Transfer”), Pachyderm Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Energy Transfer (“Merger Sub”), Crestwood Equity Partners LP, a Delaware limited partnership (the “Partnership”) and indirect parent of Crestwood Midstream Partners LP, a Delaware limited partnership (“Crestwood Midstream”), and, solely for the purposes set forth therein, LE GP, LLC, a Delaware limited liability company and the sole general partner of Energy Transfer, the Partnership merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity. Merger Sub is the Partnership’s successor-in-interest as a result of the Merger.

Item 1.02	Termination of a Material Definitive Agreement.

Credit Facility

In connection with the closing of the Merger and at the direction of Energy Transfer, on November 3, 2023, outstanding borrowings under the Third Amended and Restated Credit Agreement, dated as of December 20, 2021, among Crestwood Midstream, as borrower, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and Capital One, National Association, Citizens Bank, N.A., Morgan Stanley Senior Funding, Inc., MUFG Bank Ltd. and Regions Bank, as co-documentation agents (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Partnership Credit Agreement”) were repaid in full, and the Partnership Credit Agreement was terminated. The Partnership Credit Agreement provided for a $1.75 billion revolving credit facility (the “Partnership Revolving Credit Facility”), which would have matured on December 20, 2026 and was used for general corporate purposes. The repayment was made directly by Energy Transfer. The Partnership Revolving Credit Facility was terminated prior to the closing of the Merger. At the time of termination, there was $613.0 million in principal borrowings outstanding under the Partnership Revolving Credit Facility and approximately $1.9 million of accrued and unpaid interest thereon. There were no prepayment penalties in connection with the termination of the Partnership Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note above is incorporated into this Item 2.01 by reference. As a result of the Merger, (i) each common unit representing a limited partner interest in the Partnership (the “Partnership Common Units”) issued and outstanding immediately prior to the time the Merger became effective (the “Effective Time”) was converted into the right to receive 2.07 (the “Exchange Ratio”) common units representing limited partner interests in Energy Transfer (“Energy Transfer Common Units”) and (ii) each preferred unit representing a limited partner interest in the Partnership (the “Partnership Preferred Units”) issued and outstanding immediately prior to the Effective Time was, at the election of the holder of such Partnership Preferred Unit, either (a) converted into a Partnership Common Unit at a conversion ratio of one Partnership Common Unit for every ten Partnership Preferred Units, subject to the payment of any accrued but unpaid distributions prior to closing of the Merger, and subsequently converted into the right to receive Energy Transfer Common Units at the Exchange Ratio, (b) converted into a security of Energy Transfer that has substantially similar terms as the Partnership Preferred Units (“Energy Transfer Series I Preferred Units”), or (c) redeemed in exchange for cash or Partnership Common Units and subsequently converted into Energy Transfer Common Units at the Exchange Ratio, at the sole discretion of Crestwood Equity GP LLC (the “General Partner”), at a price of $9.857484 per Partnership Preferred Unit, plus accrued and unpaid distributions to the date of such redemption (a “Redemption Election”). No fractional Energy Transfer Common Units were issued in the Merger, and holders of Partnership Common Units will, instead, receive cash in lieu of fractional Energy Transfer Common Units, if any, as provided in the Merger Agreement.

Based on the final results of the elections made by holders of Partnership Preferred Units, (i) holders of approximately 0.60% of the outstanding Partnership Preferred Units elected to have their Partnership Preferred Units converted into Partnership Common Units, which were subsequently converted into Energy Transfer Common Units, (ii) holders of approximately 58.19% of the outstanding Partnership Preferred Units either (a) elected to have their Partnership Preferred Units converted into Energy Transfer Series I Preferred Units or (b) did not deliver a valid election, and, in accordance with the Merger Agreement, were deemed to have elected to have their Partnership Preferred Units converted into Energy Transfer Series I Preferred Units and (iii) holders of approximately 41.21% of the outstanding Partnership Preferred Units elected to have their Partnership Preferred Units redeemed in exchange for cash or Partnership Common Units, at the sole discretion of the General Partner. In accordance with the Merger Agreement, the General Partner elected that any holder of Partnership Preferred Units that properly makes a Redemption Election shall receive the consideration therefor in cash.

In addition, at the Effective Time:

(i)

each award of restricted Partnership Common Units (“Partnership Restricted Units”) that was outstanding immediately prior to the Effective Time was converted into Energy Transfer Common Units at the Exchange Ratio;

(a)

if the Partnership Restricted Units were granted prior to January 1, 2023, the vesting restrictions with respect to such Partnership Restricted Units lapsed immediately prior to the Effective Time and the Energy Transfer Common Units received upon conversion thereof are free of any vesting restrictions or other conditions;

(b)

if the Partnership Restricted Units were granted on or after January 1, 2023, such Energy Transfer Common Units are subject to the same terms and conditions (including as to vesting, forfeiture and any “double-trigger” protection) as were applicable to the Partnership Restricted Units immediately prior to the Effective Time;

(ii)

each award of notional rights representing the right to receive Partnership Common Units upon settlement, subject to performance-based vesting or delivery requirements (each, a “Partnership Performance Unit”), that was outstanding and either vested as of the Effective Time or granted prior to January 1, 2023 (each, a “Pre-2023 Partnership Performance Unit”) was cancelled and exchanged for the right to receive (a) the number of Energy Transfer Common Units equal to the product of (x) the Exchange Ratio multiplied by (y) the number of Partnership Common Units that would otherwise be issuable with respect to such Pre-2023 Partnership Performance Unit assuming a 100% performance multiplier and (b) an amount in cash equal to any accrued but unpaid cash distribution equivalents with respect to such Pre-2023 Partnership Performance Units; and

(iii)

each outstanding Partnership Performance Unit other than the Pre-2023 Partnership Performance Units (each, a “2023 Partnership Performance Unit”) was assumed by Energy Transfer and converted into a time-based phantom unit award representing a contractual right to receive a number of Energy Transfer Common Units equal to the product of (a) the number of Partnership Common Units that were issuable with respect to such 2023 Partnership Performance Unit immediately prior to the Effective Time (including any additional Partnership Performance Units accrued in respect of such 2023 Partnership Performance Unit in connection with distribution equivalent rights granted in connection therewith) assuming the applicable target level of performance was attained multiplied by (b) the Exchange Ratio, rounded to the nearest whole Energy Transfer Common Unit. Such phantom unit awards shall be subject to the same terms and conditions (including as to vesting and forfeiture, any associated distribution equivalent rights and any “double-trigger” protection, but excluding any performance-based vesting conditions) as were applicable to the 2023 Partnership Performance Unit immediately prior to the Effective Time.

The issuance of Energy Transfer Common Units and Energy Transfer Series I Preferred Units in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Energy Transfer’s registration statement on Form S-4 (File No. 333-274526) (the “Registration Statement”), declared effective by the Securities Exchange Commission (the “SEC”) on September 29, 2023. The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger.

The foregoing summary has been included to provide investors and security holders with information regarding the Merger and the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership’s Form 8-K filed on August 16, 2023, and the terms of which are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Merger, the Partnership Common Units and the Partnership Preferred Units were listed and traded on the New York Stock Exchange (“NYSE”) under the trading symbol “CEQP” and “CEQP-P,” respectively. In connection with the completion of the Merger, the Partnership (i) notified the NYSE that (a) each eligible and outstanding Partnership Common Unit (including each Partnership Restricted Unit and Partnership Performance Unit) was converted into the right to receive 2.07 Energy Transfer Common Units and (b) each eligible and outstanding Partnership Preferred Unit was either converted or redeemed, as applicable, as set forth in Item 2.01 above and (ii) requested that the NYSE withdraw the listing of Partnership Common Units and Partnership Preferred Units from listing on the NYSE prior to the open of trading on November 3, 2023. Upon the Partnership’s request, on November 3, 2023, the NYSE filed a notification of removal of listing on Form 25 to delist the Partnership Common Units and Partnership Preferred Units from the NYSE and the deregistration of the Partnership Common Units and Partnership Preferred Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Partnership Common Units and Partnership Preferred Units ceased being traded prior to the opening of the market on November 3, 2023, and are no longer listed on NYSE.

In addition, Merger Sub (as successor by merger to the Partnership) intends to file with the SEC a Form 15 requesting that the reporting obligations of the Partnership under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of the Registrant.

At the Effective Time, the Partnership merged with and into Merger Sub, and Merger Sub, as successor by merger to the Partnership, remains a subsidiary of Energy Transfer.

The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, each of the directors and the named executive officers of the General Partner resigned as directors and named executive officers of the General Partner in connection with the closing of the Merger. None of the directors or named executive officers of the General Partner resigned as a result of any disagreements with the General Partner or the Partnership or any matters related to the operations, policies or practices of the General Partner or the Partnership.

At the Effective Time, each of the executive officers of Crestwood Midstream GP LLC (the “Midstream General Partner”) resigned as executive officers of the Midstream General Partner in connection with the closing of the Merger. None of the executive officers of the Midstream General Partner resigned as a result of any disagreements with the Midstream General Partner or Crestwood Midstream or any matters related to the operations, policies or practices of the Midstream General Partner or Crestwood Midstream.

Effective as of the Effective Time, Marshall S. McCrea, III and Thomas E. Long were appointed as directors of the General Partner.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2023, the General Partner entered into the First Amendment (the “Amendment”) to the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of August 20, 2021, (as amended, the “Partnership Agreement”), effective as of November 3, 2023 (and immediately prior to the closing of the Merger), to (i) increase the cash redemption price for the Partnership Preferred Units in connection with a Redemption Election in the Merger from $9.218573 to $9.857484 per Partnership Preferred Unit and (ii) conform certain terms of the Partnership Preferred Units with Energy Transfer’s other outstanding series of preferred units in order to simplify Energy Transfer’s capital structure following the Merger. The terms of the Amendment are described in additional detail in the consent solicitation statement on Schedule 14A, filed by the Partnership with the SEC on September 27, 2023, which Amendment was approved by the holders of Partnership Preferred Units on October 25, 2023, as disclosed in the Partnership’s Form 8-K filed on October 26, 2023.

The summary of the Amendment in this Current Report does not purport to be complete and is qualified by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 16, 2023, by and among Energy Transfer LP, Energy Transfer Merger Sub LLC, Crestwood Equity Partners LP and, solely for the purposes set forth therein, LE GP, LLC. (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K, filed August 16, 2023 (File No. 001-34664)).*

3.1	First Amendment to the Sixth Amended and Restated Agreement of Limited Partnership of Crestwood Equity Partners LP, dated as of November 3, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

*	Schedules to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Midstream GP LLC, its General Partner

Date: November 3, 2023	By:	/s/ Dylan Bramhall
	Name:	Dylan Bramhall
	Title:	Executive Vice President and Group Chief Financial Officer